UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                   FORM 8-K/A
                                (AMENDMENT NO. 1)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported) February 16, 2007

                          NATIONAL R.V. HOLDINGS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                      001-12085                 33-0371079
----------------------------    ------------------------    --------------------
(State or other jurisdiction      (Commission File No.)     (I.R.S. Employer
 of incorporation)                                           Identification No.)

                            100 West Sinclair Street
                            Perris, California 92571
--------------------------------------------------------------------------------
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (951) 436-3000


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On February 20, 2007, National R.V. Holdings, Inc. (the "Company") completed the sale of its wholly-owned subsidiary, Country Coach, Inc., an Oregon Corporation ("CCI"), to Country Coach Holdings LLC, a Delaware limited liability company, an entity owned primarily by Riley Investment Management, LLC, a Delaware limited liability company. Mr. Bryant R. Riley, who owns approximately 1.2 million shares of the Company's common stock, is the sole equity owner of Riley Investment Management, LLC. This disposition will be accounted for as a discontinued operation in fiscal 2007.

The Company reported the completion of this sale in its Form 8-K filed on February 21, 2007. The above-referenced Form 8-K is hereby amended to add the pro forma financial statements required by Item 9.01(b).


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(b) Pro forma financial information:

The following unaudited pro forma consolidated financial information is being filed herewith:

     -- Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2006. (UNAUDITED)
     -- Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2006. (UNAUDITED)
     -- Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2005. (UNAUDITED)
     -- Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2004. (UNAUDITED)
     -- Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2003. (UNAUDITED)
     --   Explanations of the Pro Forma Adjustments.

The unaudited pro forma condensed consolidated balance sheet presents the financial position of the Company as of September 30, 2006, assuming the sale of CCI occurred on that date.

The unaudited pro forma condensed consolidated statements of operations present the financial results from continuing operations of the Company for the nine months ended September 30, 2006 and the years ended December 31, 2005, 2004 and 2003, assuming the sale had occurred at the beginning of each of the periods presented.

The unaudited pro forma condensed consolidated financial statements are based on estimates and assumptions. The Company believes that the assumptions and estimates used in the preparation of the unaudited pro forma condensed consolidated financial statements are reasonable. These estimates and assumptions have been made solely for the purposes of developing these unaudited pro forma condensed consolidated financial statements. The unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the financial position or results of operations that actually would have been realized had CCI been sold on the dates indicated above, nor is it necessarily indicative of the Company's future financial position or results of operations.

The unaudited pro forma condensed financial information should be read in conjunction with the historical consolidated financial statements of the Company, including the notes thereto.


FORWARD-LOOKING STATEMENTS

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the Company's future expectations, performance, plans, and prospects, as well as assumptions about future events. Investors are cautioned that forward-looking statements are inherently uncertain. Actual performance and results may differ materially from that projected or suggested herein due to certain risks and uncertainties including, without limitation, the cyclical nature of the recreational vehicle industry; continuation of losses; the ability of the Company to address the effects caused by defective fiberglass material supplied by a third party supplier; the ability of the Company's new and redesigned product introductions to achieve market acceptance; seasonality and potential fluctuations in the Company's operating results; any material weaknesses in the Company's internal control over financial reporting or the failure to remediate any of the previously disclosed material weaknesses; any failure to implement required new or improved controls; the Company's ability to maintain its stock exchange listing; the Company's dependence on chassis suppliers; potential liabilities under dealer/lender repurchase agreements; competition; government regulation; warranty claims; product liability; and dependence on certain dealers and concentration of dealers in certain regions. Certain risks and uncertainties that could cause actual results to differ materially from that projected or suggested are set forth in the Company's Form 10-K and other filings with the Securities and Exchange Commission ("SEC") and the Company's public announcements, copies of which are available from the SEC or from the Company upon request.

                          NATIONAL R.V. HOLDINGS, INC.
           PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET - UNAUDITED
                               SEPTEMBER 30, 2006



                                                                              Pro Forma
In thousands                                           As Reported         Adjustments (a)             Pro Forma
                                                 -----------------------------------------        -------------------
              ASSETS
Current assets:
  Cash and cash equivalents                        $                 4 $                2         $            5,462
                                                                                   (5,460)  (b)
  Restricted cash and cash equivalents                             720                 --                        720
  Receivables, less $533 allowance for doubtful
    accounts                                                    21,801             13,223                      8,578
  Inventories                                                   73,191             39,945                     33,246
  Deferred income taxes                                            778                473   (h)                  305

  Prepaid expenses                                               2,732              1,099                      1,633
                                                 -----------------------------------------        -------------------
    Total current assets                                        99,226             49,282                     49,944
Property, plant and equipment, net                              38,411             12,248                     26,163
Other assets                                                     1,344                 --                      1,344
                                                 -----------------------------------------        -------------------
      Total assets                               $             138,981 $           61,530         $           77,451
                                                 =========================================        ===================

    LIABILITIES AND STOCKHOLDERS'
              EQUITY
Current liabilities:
  Book overdraft                                 $               7,086 $            4,472         $               --
                                                                                    2,614   (b)
  Accounts payable                                              34,394             18,180                      9,584
                                                                                    6,630   (b)
  Accrued expenses                                              23,396             13,265                     10,801
                                                                                     (670)  (c)
  Line of credit                                                24,048             24,048   (b)                   --
  Current portion of capital leases                                 62                 --                         62
                                                 -----------------------------------------        -------------------
    Total current liabilities                                   88,986             68,539                     20,447
Long-term accrued expenses                                       4,986                132                      4,854
Deferred income taxes                                              778                473                        305
Long-term portion of capital leases                                136                 --                        136
                                                 -----------------------------------------        -------------------
    Total liabilities                                           94,886             69,144                     25,742
Stockholders' equity:
  Common Stock                                                     103                 --                        103
  Additional paid-in capital                                    38,256                 --                     38,256
  Retained earnings                                              5,736             (8,284)  (d)               13,350
                                                                                      670   (c)
                                                 -----------------------------------------        -------------------
    Total stockholders' equity                                  44,095             (7,614)                    51,709
                                                 -----------------------------------------        -------------------
      Total liabilities and stockholders' equity $             138,981 $           61,530         $           77,451
                                                 =========================================        ===================

The accompanying explanations of the pro forma adjustments are an integral part of the unaudited pro forma condensed consolidated financial statements.

                          NATIONAL R.V. HOLDINGS, INC.
      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS - UNAUDITED
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006



                                                                            Discontinued
In thousands, except per share data                        As Reported     Operations (a)        Pro Forma
                                                         ----------------  ----------------   ----------------
Net sales                                                 $      315,107   $      185,124     $        129,983
Cost of goods sold                                               309,031          172,993              136,038
                                                         ----------------  ---------------    ----------------
Gross profit (loss)                                                6,076           12,131               (6,055)
Operating expenses                                                20,479            9,190               11,289
                                                         ----------------  ---------------    ----------------
Operating (loss) income                                          (14,403)           2,941              (17,344)
Interest expense and other income, net                             1,734               65                  868
                                                                                      801 (e)
                                                         ----------------  ---------------    ----------------
(Loss) income before income taxes                                (16,137)           2,075              (18,212)
Provision for income taxes                                           123               46 (f)               77
                                                         ----------------  ---------------    ----------------
    (Loss) income from continuing operations             $       (16,260)  $        2,029     $        (18,289)
                                                         ================  ================   ================

Basic and diluted loss per common share from continuing
operations                                               $         (1.57)                     $          (1.77)
                                                         ================                     ================

Weighted average number of shares:
Basic                                                             10,339                                10,339
Diluted                                                           10,339                                10,339




The accompanying explanations of the pro forma adjustments are an integral part of the unaudited pro forma condensed consolidated financial statements.

                          NATIONAL R.V. HOLDINGS, INC.
      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS - UNAUDITED
                      FOR THE YEAR ENDED DECEMBER 31, 2005



                                                                            Discontinued
In thousands, except per share data                        As Reported      Operations (a)       Pro Forma
                                                         ---------------  ----------------   -----------------
Net sales                                                 $     463,610   $       260,557    $         203,053
Cost of goods sold                                              451,622           240,127              211,495
                                                         ---------------  ----------------   -----------------
Gross profit (loss)                                              11,988            20,430               (8,442)
Operating expenses                                               30,102            12,492               17,610
                                                         ---------------  ----------------   -----------------
Operating (loss) income                                         (18,114)            7,938              (26,052)
Interest expense and other income, net                            1,473                41                  837
                                                                                      595 (e)
                                                         ---------------  ----------------   -----------------
(Loss) income before income taxes                               (19,587)            7,302              (26,889)
Provision for income taxes                                          181                56 (f)              125
                                                         ---------------  ----------------   -----------------
    (Loss) income from continuing operations             $      (19,768)  $         7,246    $         (27,014)
                                                         ===============  ================   =================

Basic and diluted loss per common share from continuing
operations                                               $        (1.91)                     $          (2.61)
                                                         ===============                     =================

Weighted average number of shares:
  Basic                                                          10,338                                 10,338
  Diluted                                                        10,338                                 10,338



The accompanying explanations of the pro forma adjustments are an integral part of the unaudited pro forma condensed consolidated financial statements.

                          NATIONAL R.V. HOLDINGS, INC.
      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS - UNAUDITED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                           Discontinued
In thousands, except per share data                     As Reported       Operations (a)          Pro Forma
                                                      ----------------   ---------------      ------------------
Net sales                                              $      436,813    $      224,973       $          211,840
Cost of goods sold                                            405,858           204,277                  201,581
                                                      ----------------   ---------------      ------------------
Gross profit                                                   30,955            20,696                   10,259
Operating expenses                                             25,874            12,127                   13,747
                                                      ----------------   ---------------      ------------------
Operating income (loss)                                         5,081             8,569                   (3,488)
Interest expense and other income, net                            237               (42)                     163
                                                                                    116   (e)
                                                      ----------------   ---------------      ------------------
Income (loss) before income taxes                               4,844             8,495                   (3,651)
Provision for income taxes                                     13,161             1,395   (f)             11,766
                                                      ----------------   ---------------      ------------------
      (Loss) income from continuing operations        $        (8,317)   $        7,100       $          (15,417)
                                                      ================   ===============      ==================

Basic and diluted loss per common share from
continuing operations                                 $         (0.81)                        $            (1.51)
                                                      ================                        ==================

Weighted average number of shares:
  Basic                                                        10,217                                     10,217
  Diluted                                                      10,217                                     10,217


The accompanying explanations of the pro forma adjustments are an integral part of the unaudited pro forma condensed consolidated financial statements.



                          NATIONAL R.V. HOLDINGS, INC.
      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS - UNAUDITED
                      FOR THE YEAR ENDED DECEMBER 31, 2003


                                                                          Discontinued
In thousands, except per share data                     As Reported      Operations (a)            Pro Forma
                                                      ----------------  ----------------       ------------------
Net sales                                              $      312,548   $       137,900        $          174,648
Cost of goods sold                                            306,333           130,673                   175,660
                                                      ----------------  ----------------       ------------------
Gross profit (loss)                                             6,215             7,227                    (1,012)
Operating expenses                                             16,966             7,390                     9,576
                                                      ----------------  ----------------       ------------------
Operating loss                                                (10,751)             (163)                  (10,588)
Interest expense and other income, net                            392                11                       234
                                                                                    147   (e)
                                                      ----------------  ----------------       ------------------
Loss before income taxes                                      (11,143)             (321)                  (10,822)
Benefit from income taxes                                      (4,116)             (118)  (g)              (3,998)
                                                      ----------------  ----------------       ------------------
     Loss from continuing operations                  $        (7,027)  $          (203)       $           (6,824)
                                                      ================  ================       ==================

Basic and diluted loss per common share from
continuing operations                                 $         (0.71)                         $            (0.69)
                                                      ================                         ==================

Weighted average number of shares:
  Basic                                                         9,900                                       9,900
  Diluted                                                       9,900                                       9,900




The accompanying explanations of the pro forma adjustments are an integral part of the unaudited pro forma condensed consolidated financial statements.

EXPLANATION OF THE PRO FORMA ADJUSTMENTS

The historical condensed consolidated financial statements have been adjusted to give effect to pro forma events that are (1) directly attributable to the sale of CCI; (2) factually supportable; and (3) as they relate to the statements of operations, expected to have a continuing impact on the consolidated results. The following pro forma adjustments are included:

(a) To eliminate the financial results, assets, liabilities and retained earnings related to the sale of CCI.

(b)      To record the use of proceeds from the sale of CCI.

(c) To record estimated administrative and other costs incurred by the Company related to the sale of CCI.

(d)      To record the estimated gain on disposition.

(e) To record the adjustment of interest costs resulting from the paydown of the line of credit with the proceeds received from the sale of CCI.

(f) To record the adjustment to income tax provision, net of a full tax valuation reserve.

(g) To record the adjustments to income tax provision to reflect the tax effect of the above entries.

(h)      To record the elimination of CCI deferred income taxes.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                         NATIONAL R.V. HOLDINGS, INC.



                                         By:  /s/ Thomas J. Martini
                                              ---------------------------------
                                              Thomas J. Martini
                                              Chief Financial Officer


Date:  March 29, 2007


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